UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

(Rule 14a-101)

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

(Amendment No. 2)

Filed by the Registrant ☒

Filed by a Party other than the Registrant ☐

Check the appropriate box:

☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☒	Definitive Additional Materials

☐	Soliciting Material Under Rule 14a-12

DT Cloud Acquisition Corporation

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required.

☐	Fee paid previously with preliminary materials.

☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11.

EXPLANATORY NOTE

Cloud Acquisition Corporation (“DT Cloud,” “Company,” “we,” “us” or “our”) is filing these definitive additional proxy materials (“Supplement No. 2”) with respect to the definitive proxy statement filed by DT Cloud with the Securities and Exchange Commission (the “SEC”) on January 27, 2025 and amended and supplemented on February 4, 2025 (the “Definitive Proxy Statement”), for the Extraordinary General Meeting of shareholders of DT Cloud originally scheduled for February 18, 2025, in order to (1) increase the amount of the proposed monthly extension fee described in the Definitive Proxy Statement from an amount equal to an aggregate of $70,000 for all outstanding Public Shares to an amount equal to $0.022 for each outstanding Public Share (the “Second Amended Extension Fee Reduction Proposal”), and (2) postpone the Extraordinary General Meeting of Shareholders to 10:00 a.m. Eastern Time on February 21, 2025 and the redemption right deadline to 5:00 p.m. Eastern Time on February 19, 2025. THIS SUPPLEMENT NO. 2 SHALL SUPERSEDE AND REPLACE IN ITS ENTIRETY THE SUPPLEMENT NO. 1. Other than as indicated herein, no other changes have been made to the original Definitive Proxy Statement or the proxy card as originally filed and mailed. Any references to the “Definitive Proxy Statement” are to the Definitive Proxy Statement as amended and supplemented by the Supplement No.2 and all the filed additional proxy statement supplements as indicated above.

If you have already voted, you do not need to vote again unless you would like to change or revoke your prior vote on any proposal. In addition, stockholders who have already submitted a redemption request with respect to the shares held by them may withdraw such request by contacting our Transfer Agent. If you would like to change or revoke your prior vote on any proposal, or reverse a redemption request, please refer to the Definitive Proxy Statement for additional information on how to do so.

If you have already submitted a proxy and do not wish to change your vote, you need not take any further action. If you have submitted a proxy and wish to change your vote, you may revoke your proxy at any time before it is exercised at the Extraordinary General Meeting as provided in the Definitive Proxy Statement. Please note, however, that if your shares are held in street name by a broker or other nominee and you wish to revoke a proxy, you must contact the broker or nominee to revoke any prior voting instructions.

This Supplement No.2 is not complete without, and may not be utilized except in connection with, the Definitive Proxy Statement, including any supplements and amendments thereto. You should read carefully and in their entirety this Supplement No.2 and the Definitive Proxy Statement and all accompanying annexes and exhibits. In particular, you should review and consider carefully the matters discussed under the heading “Risk Factors” on page 11 of the Definitive Proxy Statement dated January 27, 2025.

SUPPLEMENT TO THE DEFINITIVE PROXY STATEMENT

The following supplemental information should be read in conjunction with the Definitive Proxy Statement, which should be read in its entirety. To the extent the information set forth herein differs from or updates information contained in the Definitive Proxy Statement (including the Supplement No. 2 filed on February 4, 2025), the information set forth herein shall supersede or supplement the information in the Definitive Proxy Statement (including the Supplement No. 2 filed on February 4, 2025). The terms used below, unless otherwise defined, have the meanings set forth in the Definitive Proxy Statement.

SUPPLEMENT NO. 2, DATED FEBRUARY 14, 2025

(TO THE PROXY STAEMENT OF DT CLOUD ACQUISITION CORPORATION DATED JANUARY 27, 2025, AS AMENDED AND SUPPLEMENTED ON FEBRUARY 4, 2025)

SUPPLEMENT TO THE PROXY STATEMENT

This supplement to the Definitive Proxy Statement (the “Supplement”) supplements, updates and amends the Definitive Proxy Statement of the Company filed with the SEC on January 27, 2025, as amended and supplemented, relating to the extraordinary general meeting of the Company, and shall supersede and replace in its entirety the Supplement No. 1 filed with the SEC on February 4, 2025. The following supplemental information should be read in conjunction with the Definitive Proxy Statement, which should be read in its entirety.

1.	The first subsection of the second paragraph on the first page of the Notice of Extraordinary General Meeting of Shareholders is further hereby amended and restated as follows:

1.	a proposal to amend the monthly fee (the “Monthly Extension Fee”) payable by our sponsor (the “Sponsor”) and/or its designee into the Trust Account (as defined below) to extend the date by which the Company must consummate its initial business combination (the “Combination Period”) from an amount equal to $0.03 per unit (and with respect to each ordinary share included in our units, the “Public Share”) to $0.022 for each outstanding Public Share (the “Amended Monthly Extension Fee”). The first Monthly Extension Fee must be made by February 23, 2025. The Amended Monthly Extension Fee, if and to the extent approved at the Extraordinary General Meeting, will become operative for the Monthly Extension Fee beginning on March 23, 2025, and the 23rd of each succeeding month until the earlier of the closing of an initial business combination or February 23, 2026 (“Proposal 1” or “Extension Fee Reduction Proposal”);

2.	The sixth paragraph of the Notice of Extraordinary General Meeting of Shareholders is further hereby amended and restated as follows:

If the Extension Fee Reduction Proposal, the Trust Amendment Proposal and the Charter Amendment Proposal are adopted by the shareholders, to effectuate each Extension, the Sponsor and/or its designee will deposit $0.022 for each outstanding Public Share. The Amended Monthly Extension Fee, if and to the extent approved at the Extraordinary General Meeting, will become operative for the Monthly Extension Fee beginning on March 23, 2025 and the 23rd of each succeeding month until February 23, 2026 (the “Contributions”). The Sponsor will receive a non-interest-bearing, unsecured promissory note equal to the amount of any such Contributions that will not be repaid in the event that we are unable to close a business combination unless there are funds available outside the Trust Account to do so. Such notes would either be paid upon consummation of our initial business combination, or, at the lender’s discretion, converted upon consummation of our business combination into additional private units at a price of $10.00 per unit. If the Sponsor or its designees advises us that it does not intend to make the Contributions, then the Extension Fee Reduction Proposal, the Trust Amendment Proposal and the Charter Amendment Proposal will not be put before the shareholders at the Extraordinary General Meeting and, unless we can complete an initial business combination by February 23, 2025, we will dissolve and liquidate in accordance with our Amended and Restated Memorandum and Articles of Association.

3.	The first subsection of the second paragraph on the cover page of the Definitive Proxy Statement is further hereby amended and restated as follows:

1.	a proposal to amend the monthly fee (the “Monthly Extension Fee”) payable by our sponsor (the “Sponsor”) and/or its designee into the Trust Account (as defined below) to extend the date by which the Company must consummate its initial business combination (the “Combination Period”) from an amount equal to $0.03 per unit (and with respect to each ordinary share included in our units, the “Public Share”) to $0.022 for each outstanding Public Share (the “Amended Monthly Extension Fee”). The first Monthly Extension Fee must be made by February 23, 2025. The Amended Monthly Extension Fee, if and to the extent approved at the Extraordinary General Meeting, will become operative for the Monthly Extension Fee beginning on March 23, 2025, and the 23rd of each succeeding month until the earlier of the consummation of an initial business combination or February 23, 2026 (“Proposal 1” or “Extension Fee Reduction Proposal”);

4.	The sixth paragraph on the cover page of the Definitive Proxy Statement is further hereby amended and restated as follows:

If the Extension Fee Reduction Proposal, the Trust Amendment Proposal and the Charter Amendment Proposal are adopted by the shareholders, to effectuate each Extension, the Sponsor and/or its designee will deposit $0.022 for each outstanding Public Share. The Amended Monthly Extension Fee, if and to the extent approved at the Extraordinary General Meeting, will become operative for the Monthly Extension Fee beginning on March 23, 2025 and the 23rd of each succeeding month until February 23, 2026 (the “Contributions”). The Sponsor will receive a non-interest-bearing, unsecured promissory note equal to the amount of any such Contributions that will not be repaid in the event that we are unable to close a business combination unless there are funds available outside the Trust Account to do so. Such notes would either be paid upon consummation of our initial business combination, or, at the lender’s discretion, converted upon consummation of our business combination into additional private units at a price of $10.00 per unit. If the Sponsor or its designees advises us that it does not intend to make the Contributions, then the Extension Fee Reduction Proposal, the Trust Amendment Proposal and the Charter Amendment Proposal will not be put before the shareholders at the Extraordinary General Meeting and, unless we can complete an initial business combination by February 23, 2025, we will dissolve and liquidate in accordance with our Amended and Restated Memorandum and Articles of Association.

5.	The second Q&A on page 1 of the Definitive Proxy Statement is further hereby amended and restated as follows:

Q. What is being voted on?	A.	You are being asked to consider and vote on the following proposals:

●	a proposal to amend the Monthly Extension Fee payable by our Sponsor and/or its designee into the Trust Account to extend the Combination Period from an amount equal to $0.03 per Public Share to an amount equal to $0.022 for each outstanding Public Share. The first Monthly Extension Fee must be made by February 23, 2025. The Amended Monthly Extension Fee, if and to the extent approved at the Extraordinary General Meeting, will become operative for the Monthly Extension Fee beginning on March 23, 2025, and the 23rd of each succeeding month until the earlier of the consummation of an initial business combination or February 23, 2026;

●	a proposal to amend the Investment Management Trust Agreement, dated February 20, 2024, by and between the Company and Continental Stock Transfer& Trust Company, as trustee (“Trustee”), to reflect the Extension Fee Reduction;

●	a proposal to amend the Amended and Restated Memorandum and Articles of Association to reflect the Extension Fee Reduction Proposal; and

●	a proposal to direct the chairman of the Extraordinary General Meeting to adjourn the Extraordinary General Meeting to a later date or dates, if necessary, to permit further solicitation and vote of proxies if, based upon the tabulated vote at the time of the Extraordinary General Meeting, there are not sufficient votes to approve any of the foregoing proposal.

6.	The third Q&A on page 3 of the Definitive Proxy Statement is further hereby amended and restated as follows:

Q. What amount will holders receive upon consummation of a subsequent business combination or liquidation if the Extension Fee Reduction Proposal, the Trust Agreement Proposal and the Charter Amendment Proposal are approved?	A.	If the Extension Fee Reduction Proposal, the Trust Amendment Proposal and the Charter Amendment Proposal are approved, the Sponsor, or its designees, may contribute to us as a loan the Amended Monthly Extension Fee of $0.022 for each outstanding Public Share into the Trust Account. The Amended Monthly Extension Fees must be deposited into the Trust Account by February 23, 2025, and the 23rd of each succeeding month until February 23, 2026. Assuming the Extension Fee Reduction Proposal, the Trust Amendment Proposal and the Charter Amendment Proposal are approved, the initial Contribution of the Amended Monthly Extension Fee will be deposited in the Trust Account promptly following the Extraordinary General Meeting. Upon five days advance notice prior to the applicable deadline, each additional Contribution will be deposited in the Trust Account for each one-month extension on or prior to the date of the applicable deadline. The Sponsor or its affiliates or designees will receive a non-interest-bearing, unsecured promissory note equal to the amount of any such Contributions that will not be repaid in the event that we are unable to close a business combination unless there are funds available outside the trust account to do so. Such notes would either be paid upon consummation of our initial business combination, or, at the lender’s discretion, converted upon consummation of our business combination into additional private units at a price of $10.00 per unit.

7.	The second Q&A on page 7 of the Definitive Proxy Statement is further hereby amended and restated as follows:

Q. If the Extension Fee Reduction Proposal, the Trust Amendment Proposal and the Charter Amendment Proposal are approved, what happens next?	A.	If the Extension Fee Reduction Proposal, the Trust Amendment Proposal and the Charter Amendment Proposal are approved, the Sponsor and/or its designee will deposit the Amended Monthly Extension Fee of $0.022 for each outstanding Public Share into the Trust Account to extend the date which the Company must consummate its initial business combination.

8.	The sixth full paragraph of PROPOSAL 1 — THE EXTENSION FEE REDUCTION PROPOSAL on page 12 of the Definitive Proxy Statement is further hereby amended and restated as follows:

Through this Extension Fee Reduction Proposal, DT Cloud is proposing that its shareholders approve that the Sponsor and/or its designee will deposit $0.022 for each outstanding Public Share into the Trust Account to extend the date which the Company must consummate its initial business combination. The Amended Monthly Extension Fee, if and to the extent approved at the Extraordinary General Meeting, will become operative for the Monthly Extension Fee beginning on March 23, 2025, and the 23rd of each succeeding month until February 23, 2026. The Sponsor will receive a non-interest-bearing, unsecured promissory note equal to the amount of any such Contributions that will not be repaid in the event that we are unable to close a business combination unless there are funds available outside the Trust Account to do so. Such notes would either be paid upon consummation of our initial business combination, or, at the lender’s discretion, converted upon consummation of our business combination into additional private units at a price of $10.00 per unit. If the Sponsor or its designees advises us that it does not intend to make the Contributions, then the Extension Fee Reduction Proposal, the Trust Amendment Proposal and the Charter Amendment Proposal will not be put before the shareholders at the Extraordinary General Meeting and, unless we can complete an initial business combination by February 23, 2025, we will dissolve and liquidate in accordance with our Amended and Restated Memorandum and Articles of Association.

9.	The eighth paragraph of PROPOSAL 1 — THE EXTENSION FEE REDUCTION PROPOSAL on page 13 of the Definitive Proxy Statement is further hereby amended and restated as follows:

Under the Extension Fee Reduction Proposal, the Company is seeking the approval of its shareholders to reduce the amount the Sponsor or its affiliates must deposit into the Trust Account to be $0.022 for each outstanding Public Share. The Board believes that the approval of Proposal 1 will provide the Sponsor with more incentive to fund the Monthly Extension Fees required for the Extensions that are required for the Company to complete an initial business combination. Accordingly, the Board believes that the approval of Proposal 1 is necessary for the Company to be able to consummate an initial business combination. Therefore, the Board has determined that it is in the best interests of our shareholders to approve Proposal 1 to incentivize the Sponsor to fund such Extensions required for us to complete an initial business combination by or before February 23, 2026, which will provide our shareholders with the opportunity to participate in an initial business combination. The funding by the Sponsor of one or more Extensions will be required in order for us to have the opportunity to complete the initial business combination disclosed in our current filings with the SEC.

10.	The thirteenth paragraph of PROPOSAL 1 — THE EXTENSION FEE REDUCTION PROPOSAL on page 14 of the Definitive Proxy Statement is further hereby amended and restated as follows:

If the Extension Fee Reduction Proposal is approved, the Sponsor would be more incentivized to fund additional extensions of the time period within which the Company must complete its initial business combination. Under the Extension Fee Reduction Proposal, in order for the Company to effectuate one or more Extensions until February 23, 2026, the Sponsor and/or its designee would deposit into the Trust Account the Amended Monthly Extension Fee equal to $0.022 for each outstanding Public Share. The Company will then continue to work to consummating its initial business combination.

11.	The resolution to be voted upon as shown on the last page of PROPOSAL 1 — THE EXTENSION FEE REDUCTION PROPOSAL is hereby amended and restated as follows:

“RESOLVED, as an ordinary resolution that, in the event that the Company wishes to extend the period of time to consummate a business combination, then for each one-month extension period implemented after the date of this Extraordinary General Meeting, the Amended Monthly Extension Fee contributed by the Sponsor (and/or a designee of the Sponsor) shall be an amount equal to $0.022 for each outstanding Public Share, be confirmed, adopted, approved and ratified in all respects.”

12.	The second last paragraph on the first page of Annex A is further hereby amended and restated as follows:

“WHEREAS, if a Business Combination is not consummated within the initial 9-month period following the closing of the IPO, the Company’s insiders may extend such period twelve times by an additional one-month period each time, up to a maximum of 21 months in the aggregate, by depositing $0.022 for each outstanding Public Share into the Trust Account (as defined below) prior to the applicable monthly deadline (each, an “Applicable Deadline”), as applicable, for each one-month extension (each, an “Extension”), in exchange for which they will receive promissory notes. However, if the Company enters into a business combination agreement within 9 months following the closing of the IPO, the Company is entitled to an automatic 3-month extension. As a result, the Company will have 12 months (or up to a maximum of 24 months in the aggregate) following the closing of the IPO to consummate an initial Business Combination.”

13.	The third full paragraph of the sample letter on the second page of Annex A is further hereby amended and restated as follows:

In accordance with the terms of the Trust Agreement, we hereby authorize you to deposit an amount of $0.022 for each outstanding Public Share, which will be wired to you, into the Trust Account investments upon receipt.

14.	The PROPOSAL 1: Extension Fee Reduction Proposal on the proxy card is further hereby amended and restated as follows:

PROPOSAL 1: Extension Fee Reduction Proposal.

To approve that in the event that the Company wishes to extend the period of time to consummate a business combination, then for each one-month extension period implemented after the date of this Extraordinary General Meeting, the Amended Monthly Extension Fee contributed by the Sponsor (and/or a designee of the Sponsor) shall be an amount equal to $0.022 for each outstanding Public Share.

For	Against	Abstain
☐	☐	☐

15.	The proposed date for the Extraordinary General Meeting has been rescheduled to 10:00 a.m. Eastern Time on February 21, 2025. As such, all the disclosure in the Definitive Proxy Statement relating to the date of the Extraordinary General Meeting is hereby updated, amended and supplemented to read as follows:

Replace in its entirety the time of Extraordinary General Meeting with the following: “10:00 a.m. Eastern Time on February 21, 2025.”

16.	The redemption deadline for the Extraordinary General Meeting has been rescheduled to 5:00 p.m. Eastern Time on February 19, 2025. As such, the disclosure in the Definitive Proxy Statement relating to the redemption deadline is hereby updated, amended and supplemented to read as follows:

Replace in its entirety the redemption deadline with the following: “TO DEMAND REDEMPTION, YOU MUST ENSURE YOUR BANK OR BROKER COMPLIES WITH THE REQUIREMENTS IDENTIFIED ELSEWHERE HEREIN, INCLUDING SUBMITTING A WRITTEN REQUEST THAT YOUR SHARES BE REDEEMED FOR CASH TO THE TRANSFER AGENT AND DELIVERING YOUR SHARES TO THE TRANSFER AGENT PRIOR TO 5:00 P.M. EASTERN TIME ON FEBRUARY 19, 2025 (TWO BUSINESS DAYS BEFORE THE SCHEDULED VOTE AT THE EXTRAORDINARY GENERAL MEETING). YOU WILL ONLY BE ENTITLED TO RECEIVE CASH IN CONNECTION WITH A REDEMPTION OF THESE SHARES IF YOU CONTINUE TO HOLD THEM UNTIL THE EFFECTIVE DATE OF THE EXTENSION FEE REDUCTION PROPOSAL, THE TRUST AMENDMENT PROPOSAL AND THE CHARTER AMENDMENT PROPOSAL AND ELECTION.”

********

If you have already voted, you do not need to vote again unless you would like to change or revoke your prior vote on any proposal. If stockholders who have already submitted a redemption request with respect to the shares held by them may reverse such request by contacting Continental Stock Transfer & Trust Company, 1 State Street 30th Floor, New York, NY 10004-1561.

This Supplement should be read in conjunction with the Definitive Proxy Statement, which should be read in its entirety. Except as specifically amended by this Supplement, all information in the Definitive Proxy Statement remains unchanged and the Definitive Proxy Statement continues to be in full force and effect as originally filed. From and after the date of this Supplement, any references to the “Definitive Proxy Statement” or “Proxy Statement” are to the Definitive Proxy Statement as amended and supplemented by this Supplement. If you have already submitted a proxy and do not wish to change your vote, you need not take any further action. If you have submitted a proxy and wish to change your vote, you may revoke your proxy at any time before it is exercised at the Extraordinary General Meeting as provided in the Definitive Proxy Statement. Please note, however, that if your shares are held in street name by a broker or other nominee and you wish to revoke a proxy, you must contact the broker or nominee to revoke any prior voting instructions.

This Proxy Supplement is dated February 14, 2025

PROXY

DT CLOUD ACQUISITION CORPORATION

30 Orange Street

London, United Kingdom, WC2H 7HF

+44-7918725316

EXTRAORDINARY MEETING OF SHAREHOLDERS

FEBRUARY 21, 2025

YOUR VOTE IS IMPORTANT

FOLD AND DETACH HERE

THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS FOR THE EXTRAORDINARY GENERAL MEETING OF SHAREHOLDERS TO BE HELD ON FEBRUARY 21, 2025

The undersigned, revoking any previous proxies relating to these shares, hereby acknowledges receipt of the Notice and Proxy Statement, dated January 27, 2025 and amended and supplemented on February 4, 2025 and February 14, 2025, in connection with the Extraordinary General Meeting and at any adjournments thereof (the “Extraordinary General Meeting”) to be held at 10:00 a.m. Eastern Time on February 21, 2025 physically at the offices of Wilson Sonsini Goodrich & Rosati at 1301 Avenue of the Americas, 40th Floor, New York, NY 10019-6022 and hereby appoints Shaoke Li as proxy of the undersigned, with full power to appoint his substitute, and hereby authorizes him to represent and to vote all ordinary shares of DT Cloud Acquisition Corporation (the “Company”) registered in the name provided, which the undersigned is entitled to vote at the Extraordinary General Meeting with all the powers the undersigned would have if personally present. Without limiting the general authorization hereby given, said proxies are, and each of them is, instructed to vote or act as follows on the proposals set forth in this Proxy Statement.

THIS PROXY, WHEN EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED “FOR” PROPOSAL 1, 2, 3 and 4.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” PROPOSAL 1, 2, 3 and 4.

PROPOSAL 1: Extension Fee Reduction Proposal.

To approve that in the event that the Company wishes to extend the period of time to consummate a business combination, then for each one-month extension period implemented after the date of this Extraordinary General Meeting, the Amended Monthly Extension Fee contributed by the Sponsor (and/or a designee of the Sponsor) shall be an amount equal to $0.022 for each outstanding Public Share.

For	Against	Abstain
☐	☐	☐

PROPOSAL 2: Trust Amendment Proposal.

To approve the proposed amendment to the Trust Agreement attached to the proxy statement as Annex A to reflect the Extension Fee Reduction Proposal.

For	Against	Abstain
☐	☐	☐

PROPOSAL 3: Charter Amendment Proposal.

To approve the proposed amendment to the Amended and Restated Memorandum and Articles of Association attached to the proxy statement as Annex B to reflect the Extension Fee Reduction Proposal.

For	Against	Abstain
☐	☐	☐

PROPOSAL 4: Adjournment Proposal

To direct the chairman of the Extraordinary General Meeting to adjourn the Extraordinary General Meeting to a later date or dates, if necessary, to permit further solicitation and vote of proxies if, based upon the tabulated vote at the time of the Extraordinary General Meeting, there are not sufficient votes to approve Proposal 1, Proposal 2 and Proposal 3.

For	Against	Abstain
☐	☐	☐

Please indicate if you intend to attend this Meeting ☐ YES ☐ NO

Signature of Shareholder:

Date:

Name shares held in (Please print):	Account Number (if any):

No. of Shares Entitled to Vote:	Stock Certificate Number(s):

Note:	Please sign exactly as your name or names appear in the Company’s stock transfer books. When shares are held jointly, each holder should sign. When signing as executor, administrator, attorney, trustee or guardian, please give full title as such.

If the signer is a corporation, please sign full corporate name by duly authorized officer, giving full title as such.

If the signer is a partnership, please sign in partnership name by authorized person.

Please provide any change of address information in the spaces below in order that we may update our records:

Address:

Signature should agree with name printed hereon. If shares are held in the name of more than one person, EACH joint owner should sign. Executors, administrators, trustees, guardians, and attorneys should indicate the capacity in which they sign. Attorneys should submit powers of attorney.

PLEASE SIGN, DATE AND RETURN THE PROXY IN THE ENVELOPE ENCLOSED TO CONTINENTAL STOCK TRANSFER & TRUST COMPANY. THIS PROXY WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED SHAREHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED “FOR” THE PROPOSALS SET FORTH IN PROPOSAL 1, 2, 3 AND 4 AND WILL GRANT DISCRETIONARY AUTHORITY TO VOTE UPON SUCH OTHER MATTERS AS MAY PROPERLY COME BEFORE THE EXTRAORDINARY GENERAL MEETING OR ANY ADJOURNMENTS OR POSTPONEMENTS THEREOF. THIS PROXY WILL REVOKE ALL PRIOR PROXIES SIGNED BY YOU.

PLEASE COMPLETE, DATE, SIGN AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE.